UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________

Date of Report (Date of earliest event reported): June 2, 2021

CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33492	61-1512186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CVI	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 2, 2021, CVR Energy, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (“Annual Meeting”). The stockholders of the Company as of the close of business April 9, 2021 voted on three proposals, consisting of (1) the election of eight directors to the Company’s board of directors (the “Board”), each to serve until the 2022 annual meeting of stockholders of the Company or until such director’s successor has been elected and qualified; (2) the approval, by a non-binding advisory vote, of the Company’s named executive officer compensation as discussed in the Company’s Proxy Statement dated April 23, 2021, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (the “2021 Proxy Statement”), referred to as “Say-on-Pay”; and (3) the ratification of the appointment by the Audit Committee of the Board of Grant Thornton LLP as the independent registered public accounting firm for the Company for the 2021 fiscal year. For more information regarding the foregoing proposals, refer to the Company’s Proxy Statement.

At the Annual Meeting, (1) the eight directors nominated by the Board were elected; (2) the stockholders voted, on an advisory basis, in favor of the Company’s named executive officer compensation; and (3) the stockholders ratified Grant Thornton LLP as the independent registered public accounting firm for the Company for the 2021 fiscal year. The voting results for each of the proposals are summarized below.

Proposal 1 - Election of Directors

The nominees listed below were elected to the Board, with the respective votes set forth opposite of each nominee’s name:

Director	Votes For	Votes Withheld	Broker Non-Votes
Patricia A . Agnello	81,107,472	7,208,369	5,725,046
Kapiljeet Dargan	81,216,556	7,099,285	5,725,046
Jaffrey (Jay) A. Firestone	87,798,487	517,354	5,725,046
Jonathan Frates	74,031,951	14,283,890	5,725,046
Hunter C. Gary	77,814,242	10,501,599	5,725,046
David L. Lamp	82,726,431	5,589,410	5,725,046
Stephen Mongillo	81,485,804	6,830,037	5,725,046
James M. Strock	81,493,674	6,822,167	5,725,046

Proposal 2 - Say-on-Pay Proposal

The stockholders approved, by a non-binding advisory vote, Say-on-Pay by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
87,129,263	1,099,969	86,609	5,725,046

Proposal 3 - Auditor Ratification Proposal

The appointment by the Audit Committee of Grant Thornton LLP as the independent registered public accounting firm for the Company for the 2021 fiscal year was ratified by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
93,673,595	299,740	67,552	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being “furnished” as part of this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2021

CVR Energy, Inc.

By:	/s/ Tracy D. Jackson
Tracy D. Jackson
Executive Vice President and Chief Financial Officer